EXHIBIT 10(qq)

                           AMENDMENT NO. 1 TO AMENDED
                         AND RESTATED CREDIT AGREEMENT

            AMENDMENT dated as of February 16, 1995 among AMERICAN EXPLORATION COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent"), and BANK OF MONTREAL, as Co-Agent (the "Co-Agent").

                             W I T N E S S E T H :

            WHEREAS, the Borrower, the Banks, the Agent and the Co-Agent have heretofore entered into an Amended and Restated Credit Agreement dated as of December 21, 1994 (the "Agreement"); and

            WHEREAS, the parties hereto desire to amend certain provisions of the Agreement in the manner set forth below.

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

            SECTION 2. AMENDMENT OF SECTION 2.14 OF THE AGREEMENT. The first paragraph of Section 2.14 of the Agreement is amended to delete the second sentence in its entirety. In addition, the first sentence of Section 2.14 of the Agreement is amended to read as follows:

            During the period from and after February 16, 1995 and until the next redetermination of the Borrowing

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      Base, the amount of the Borrowing Base shall be $65,000,000.

      SECTION 3. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

            SECTION 4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when the Agent shall have received duly executed counterparts hereof signed by the Borrower, each of the Banks and each of the Co-Agents (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                        AMERICAN EXPLORATION COMPANY

                        By    /S/  JOHN M. HOGAN
                             Title: Senior Vice President &
                                    Chief Financial Officer

                        1331 Lamar, Suite 900
                        Houston, Texas 77010
                        Telecopy number: (713) 756-6007

                        MORGAN GUARANTY TRUST COMPANY
                        OF NEW YORK

                        By    /S/  PHILIP W. MCNEAL
                             Title: Vice President

                        BANK OF MONTREAL, as a Bank and
                        as a Co-Agent

                        By    /S/  ROBERT L. ROBERTS
                             Title: Director, U.S. Corporate
                                    Banking

                        BANQUE PARIBAS

                        By    /S/  BRIAN MALONE
                             Title: Vice President

                        By    /S/  MEI WAN TONG
                             Title: Group Vice President

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                        MORGAN GUARANTY TRUST COMPANY
                        OF NEW YORK, as Agent

                        By    /S/  PHILIP W. MCNEAL
                             Title: Vice President

                        60 Wall Street
                        New York, New York  10260-0060
                        Telex number: 177615
                        Telecopy number: (212) 837-5335

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